Exhibit 99.1

Falcon’s Beyond Closes Business Combination with FAST II and
Will Begin Trading on Nasdaq

Falcon’s Beyond’s Common Stock, Series A Preferred Stock and Warrants to Trade on Nasdaq on October 6, 2023, under the Symbols “FBYD,” “FBYDP” and “FBYDW”

Global Entertainment Powerhouse and Innovator Has Raised More Than $100 Million

Company to Ring the Nasdaq Opening Bell on October 10, 2023

Orlando (October 5, 2023) — Falcon’s Beyond Global, LLC (together with its subsidiaries, “Falcon’s Beyond” or the “Company”), a global entertainment powerhouse and visionary innovator in immersive storytelling, today announced it closed its previously announced business combination (“the Business Combination”) with FAST Acquisition Corp. II (“FAST II”).

Falcon’s Beyond’ has raised more than $100 million in gross proceeds to support Falcon’s Beyond’s growth strategy to deliver extraordinary entertainment experiences through a vast array of products, platforms and IP, which includes the previously-announced and consummated private and strategic investments in the Company and its subsidiaries by existing investors since announcement of the Business Combination and proceeds from FAST II’s trust account.

In connection with the completion of the Business Combination, the FAST II units, Class A common stock and warrants have ceased trading and been voluntarily delisted from NYSE. The Class A common stock, Series A preferred stock and warrants of Falcon’s Beyond Global Inc., the parent public company resulting from the Business Combination (“PubCo”), will begin trading on Nasdaq under the ticker symbols “FBYD,” “FBYDP” and “FBYDW,” respectively, on October 6, 2023.

The Business Combination was approved at a special meeting of FAST II shareholders on September 26, 2023. Falcon’s Beyond’s Executive Chairman and Co-Founder, Scott Demerau, Falcon’s Beyond’s Chief Executive Officer and Co-Founder, Cecil D. Magpuri, Falcon’s Beyond’s President Simon Philips and the rest of the current management team of Falcon’s Beyond will continue in their roles.

“Listing on Nasdaq is not only a momentous occasion for Falcon’s Beyond, it also enables us to scale globally and continue delivering some of the most innovative entertainment experiences in the world,” said Mr. Demerau. “It was an honor to partner with the exceptional management team at FAST II, and we look forward to their ongoing contributions as members of our Board of Directors.”

“As a publicly traded company,” Mr. Demerau continued, “we are well-positioned to continue expanding our IP and leverage critical partnerships, including our joint venture with Meliá Hotels International, our partner that provides critical access to real estate, as well as our joint venture with Raging Power Limited, an arm of K11, the Hong Kong-based cultural commerce giant. This transaction is a game changer for our business as we look to capitalize on significant white space opportunities in front of us.”

“Falcon’s Beyond is excited to close this transformative transaction with FAST II and officially become a publicly traded company on a major U.S. stock exchange,” said Mr. Magpuri. “Now, more than ever, we are poised to deliver extraordinary entertainment experiences and visionary stories through our vast array of products, platforms and IP. As we debut on the public markets, we intend to employ the capital we have raised to continue turning imagined worlds into reality and providing innovative entertainment experiences rooted in renowned IP franchises. On behalf of the entire team, I would like to extend my gratitude to Doug Jacob and the rest of the FAST II team for supporting us on this exciting journey.”

“FAST II is thrilled to have played a key role in taking this entertainment innovator to the public markets,” said Doug Jacob, Founder of FAST II. “Scott, Cecil, Simon and the entire exceptional management team at Falcon’s Beyond continue to execute on their robust growth plans and strategy, which are fueled by partnerships with some of the industry’s leading entertainment brands. I am excited to continue to play a role in this company’s promising growth story by serving on its Board of Directors and having the opportunity to continue to work closely with its leaders.”

To celebrate the completion of the Business Combination, Falcon’s Beyond will be ringing the Opening Bell at Nasdaq at 9:30 a.m. ET on Tuesday, October 10, 2023. A live stream of the event and replay can be accessed by visiting https://livestream.com/accounts/888332/events/10980384.

Board of Directors

The Company further announced today that Simon Philips, President of the Company and accomplished entertainment industry executive, and Ramin Arani, a member of the board of directors of FAST II with decades of experience in fund management and financial operations, are expected to join PubCo’s board of directors (the “Board of Directors”) upon the closing. Following the closing, the Board of Directors will have the following seven members: Scott Demerau, Cecil D. Magpuri, Simon Philips, Jarrett T. Bostwick, Sandy Beall, Doug Jacob, and Ramin Arani. Sandy Beall, Jarrett T. Bostwick and Ramin Arani are expected to serve on the audit committee of the Board of Directors. Sandy Beall and Jarrett T. Bostwick are each expected to serve on the compensation committee and the nominating and corporate governance committee of the Board of Directors.

Advisors

Guggenheim Securities, LLC served as financial advisor to Falcon’s Beyond. Jefferies LLC served as lead financial advisor and capital markets advisor to FAST II. White & Case LLP served as legal advisor to Falcon’s Beyond. Gibson, Dunn & Crutcher LLP served as legal advisor to FAST II. Paul Hastings LLP served as legal advisor to Jefferies LLC.

About Falcon’s Beyond

Falcon’s Beyond is a visionary innovator in immersive storytelling. A global entertainment powerhouse where original ideas – fueled by passion and guided by expertise – take flight and accelerate at speeds beyond your imagination, and where fun is reimagined through innovative technologies and themed experiences. Falcon’s Beyond connects the world by bringing stories to life through theme parks, resorts, animation, consumer products, gaming, movies and beyond. Falcon’s Beyond propels intellectual property (IP) activations concurrently across physical and digital experiences through three core business units: Falcon’s Creative Group is one of the world’s leading themed entertainment and master planning firms, having planned over $100 billion in award-winning experiences where creative vision, compelling design, immersive media, and cutting-edge technology intersect to bring imagination to life. Falcon’s Beyond Destinations develops, owns, and operates global entertainment destinations from resorts, theme parks, attractions to retail, dining and location-based entertainment venues where stories come to life and memories are made. Falcon’s Beyond Brands expands franchises across multiple platforms from media to gaming, music to consumer products and beyond. Falcon’s Beyond also invents immersive rides, attractions and technologies for entertainment destinations around the world. For more information please visit, https://falconsbeyondglobal.com/.

FALCON’S BEYOND, KATMANDU, BEYONDLAND and related trademarks are owned by Falcon’s Beyond.

About FAST Acquisition Corp. II

FAST II is a hospitality and consumer entertainment focused blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. FAST II was founded by Doug Jacob and headed by Sandy Beall as Chief Executive Officer. For more information, visit https://www.fastacqii.com/.

Caution About Forward-Looking Statements

This communication includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These statements are based on various assumptions and on the current expectations of Falcon’s Beyond and PubCo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and should not be relied on by an investor or others as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Falcon’s Beyond and PubCo. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the likelihood of which could be adversely affected by (1) changes in domestic and foreign business, market, financial, political, and legal conditions in general and in the entertainment industry in particular; (2) volatility in the price of PubCo’s securities; (3) the enforceability of Falcon’s Beyond’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security; (4) any failure to realize the anticipated benefits of the completed transaction; (5) risks related to the rollout of Falcon’s Beyond’s business and the timing of expected business milestones; (6) the effects of competition on Falcon’s Beyond’s business; and (7) and those factors discussed in the registration statement on Form S-4 (File No: 333-269778) under the heading “Risk Factors” and other documents PubCo has filed, or will file, with the U.S. Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Falcon’s Beyond nor PubCo presently know, or that Falcon’s Beyond or PubCo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements reflect Falcon’s Beyond’s and PubCo’s expectations, plans, or forecasts of future events and views as of the date of this communication. Falcon’s Beyond and PubCo anticipate that subsequent events and developments will cause Falcon’s Beyond’s and PubCo’s assessments to change. However, while Falcon’s Beyond and PubCo may elect to update these forward-looking statements at some point in the future, Falcon’s Beyond and PubCo specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as a representation of Falcon’s Beyond’s and PubCo’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Investor Relations:

Brett Milotte, ICR

FalconsBeyondIR@icrinc.com

Falcon’s Beyond

IR@FalconsBeyond.com

Media:

Keil Decker, ICR

FalconsBeyondPR@icrinc.com

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